FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Foreign currency translation on:
Property, plant and equipment, at fair value	$ (1,490)	$ (1,527)	$ (624)
Goodwill	(126)	(121)	(20)
Borrowings	545	479	(87)
Deferred income tax liabilities and assets	454	329	60
Other assets and liabilities	59	11	(19)
Foreign currency translation, net	$ (558)	$ (829)	$ (690)